EXHIBIT 32

SECTION 906 CERTIFICATIONS

CERTIFICATIONS

I, Ezra Dabah, Chairman and Chief Executive Officer of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.               The quarterly report of the Company on Form 10-Q for the period ended April 29, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 6th day of June, 2006.

By:	/s/ EZRA DABAH
EZRA DABAH
Chairman of the Board and
Chief Executive Officer

I, Susan J. Riley, Senior Vice President and Chief Financial Officer of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.               The quarterly report of the Company on Form 10-Q for the period ended April 29, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 6th day of June, 2006.

By:	/s/ SUSAN J. RILEY
SUSAN J. RILEY
Senior Vice President and
Chief Financial Officer